[PHOTO]

VANGUARD/TRUSTEES'
EQUITY FUND-
INTERNATIONAL PORTFOLIO

Annual Report
December 31, 1996

THE VANGUARD GROUP: LINKING TRADITION AND INNOVATION

At Vanguard, we treasure our rich nautical heritage--even as we steer our course toward the twenty-first century. Our Report cover reflects that blending of tradition and innovation, of past, present, and future. The montage includes a bronze medallion with a likeness of our namesake, HMS Vanguard (Lord Nelson's flagship at The Battle of the Nile); a clock built circa 1816 in Scotland, featuring a portrait of Nelson (who is also shown, accepting a surrender, in a detail from a nineteenth-century engraving); and several views of our recently completed campus, which is steeped in nautical imagery--from our buildings named after Nelson's warships (Victory, Majestic, and Goliath are three shown), to our artwork and ornamental compass rose.

[PHOTO]

VANGUARD HAS ALWAYS STRIVED TO BE THE STANDARD-BEARER for mutual fund disclosure, going well beyond the "letter of the law" in our shareholder communications. During the past year, we raised the standard once again by rewriting and reformatting our Fund prospectuses. They are designed to ensure that prospective investors fully understand, before they make an investment, each Fund's investment strategies, risks, and costs. In that spirit, we have redesigned our Annual Reports to shareholders, which provide a comprehensive discussion and analysis of the year's results in the context of each Fund's investment objectives and policies. Since Vanguard has long been recognized for the quality and content of these Fund Reports, our overriding objective was to maintain the character of the previous Reports, while adding information to assist shareholders in understanding the investment characteristics of their Fund.

THE NEW FUND REPORTS INCLUDE A MESSAGE TO SHAREHOLDERS from Chairman John
C. Bogle and President John J. Brennan. This Message continues to provide a candid assessment of the Fund's performance relative to an appropriate unmanaged market benchmark and a peer group of mutual funds with similar investment policies. It also reviews the principal factors contributing to--and detracting from--the returns earned by the Fund. To help you evaluate your Fund's current-year performance, the Message includes a discussion of the Fund's long-term investment results, as well as a look ahead to the prospects for the coming year. A recap of the financial markets, which had been included as part of the Chairman's letter, now appears in The Markets In Perspective. This overview covers the world's financial markets, putting the results of the Fund's strategy in a global perspective.

THE PORTFOLIO PROFILE REPRESENTS AN ADDITION TO OUR FUND REPORTS. In this day and age, many investors use detailed statistical information to evaluate their mutual fund holdings, and our new Portfolio Profile furnishes shareholders with comprehensive data on key characteristics--sector diversification, volatility, top-ten holdings, among others--that ultimately define how a Fund is likely to perform in various market environments. For this information to be used effectively, we include a brief description of the profiled characteristics. The Report From The Adviser (for our traditionally managed Funds) now covers specific topics that we have defined as being the important ones for the adviser to address--and we do our best to ensure that this Report is written in the same simple and candid manner that characterizes all Vanguard communications. Finally, each Adviser's Report will include an inset reminder of the adviser's basic investment philosophy.

WE TRUST THAT THIS REDESIGNED FUND REPORT will continue to meet your need for a fair, candid, and clear presentation of your Fund's investment results and a thorough portfolio review. We welcome any comments that you might have at any time regarding these Reports.


                                    CONTENTS


                                  A Message To
                                Our Shareholders

                                       1


                                  The Markets
                                 In Perspective

                                       4


                                  Report From
                                  The Adviser

                                       6


                                   Portfolio
                                    Profile

                                       8

                                  Performance
                                    Summary

                                       11


                                   Financial
                                   Statements

                                       12


                                   Report Of
                                  Independent
                                  Accountants

                                       20


                                  Trustees And
                                    Officers

                               INSIDE BACK COVER

[PHOTO]
John C. Bogle

[PHOTO]
John J. Brennan

FELLOW SHAREHOLDER,

     International stock markets, with the notable exception of Japan, generally rose strongly during 1996, though their results lagged the stellar +23.0% return on U.S. stocks. The International Portfolio of Vanguard/Trustees' Equity Fund returned +10.2%, well ahead of broad international stock indexes, but behind the return of the average international fund.

     The following table shows the total return (capital change plus reinvested dividends) of the Portfolio and its principal benchmarks, the average international fund as well as the unmanaged Morgan Stanley Capital International-Europe, Australasia, and Far East Index.

------------------------------------------------------
                                       TOTAL RETURN
                                        YEAR ENDED
                                     DECEMBER 31, 1996
------------------------------------------------------
Vanguard/Trustees' Equity Fund-
 International Portfolio                   +10.2%
------------------------------------------------------
Average International Fund                 +11.8%
------------------------------------------------------
MSCI-EAFE Index                            + 6.4%
------------------------------------------------------


     The Portfolio's return is based on a change in net asset value from $31.11 per share on December 31, 1995, to $27.54 per share on December 31, 1996, with the latter figure adjusted for dividends of $0.82 per share paid from net investment income and distributions totaling $5.77 per share paid from net realized capital gains.

1996 PERFORMANCE OVERVIEW

In aggregate, the world's stock markets enjoyed a solid year during 1996, albeit well short of the +23.0% return on the U.S. Standard & Poor's 500 Composite Stock Price Index. In local currency terms, the MSCI-EAFE Index returned +11.6%, but a generally strong U.S. dollar reduced the return to +6.4% for U.S. investors.

     Europe's bourses were, on average, in a remarkably steady uptrend, with positive returns for the MSCI-Europe Index in every month but July. On balance, that Index showed a return of +23.4%, reduced to +21.4% in dollar terms. The bullishness owed something to lower interest rates but also was due, in part, to signs that corporate managements in Europe are adopting an American-style focus on increasing shareholder value through such steps as corporate restructurings.

     In Japan, stocks fizzled after a springtime rally and ended the year with a -4.8% loss in yen terms. However, the U.S. dollar's sharp rise in value against the yen deepened the loss to -15.4% in dollar terms. Although Japan's economy grew during 1996, investors apparently were concerned about whether the expansion would continue and about the financial condition of Japan's banks, which are saddled with large potential losses on loans.

     Returns from most emerging markets were strong, though they varied widely from country to country (Hong Kong and Brazil up by one-third or more, Thailand and Korea down by one-third). Overall, the MSCI-Select Emerging Markets Index (not included in the EAFE Index) provided a +25.5% local currency return that was slashed to +15.2% for U.S. investors.

     Our new adviser, UBS International Investment London Ltd., assumed management of the Portfolio on April 1 and quickly reduced its holdings in Japan, redirecting assets to continental Europe, the United Kingdom, and Australia. These moves helped the Portfolio achieve a margin of +3.8% over the MSCI-EAFE Index for the full year. The Portfolio's return for the nine months under UBSII management was +6.1%, compared with +3.3% for the MSCI-EAFE Index and +7.0% for the average international equity mutual fund.

     Our performance relative to our competitors was hampered by the transaction costs of the substantial changes our new adviser made after assuming responsibility for the management of the Portfolio. While those costs, which are of a non-recurring nature, reduced our return by an estimated -1%, our Portfolio is now aligned to reflect a UBSII strategy designed to provide strong relative returns in the years ahead. Profits were realized on many holdings sold by UBSII, leading to the unusually high distribution of $5.77 per share from net realized capital gains during 1996.

LONG-TERM PERFORMANCE OVERVIEW

Over the past decade, the return on the International Portfolio has exceeded the results of the average international fund and the MSCI-EAFE Index, our primary comparative standards. The table at left tells the tale. It shows the average annual return for the Portfolio, the average international fund, and the Index. It also shows the results over the past decade of hypothetical $10,000 investments made in each, assuming reinvestment of all income and capital gains distributions. As you can see, the extra margin of return we provided versus our peers amounted over the decade to the not-inconsiderable sum of $2,706, more than one-quarter of the initial stake.

--------------------------------------------------------------------
                                             TOTAL RETURN
                                    10 YEARS ENDED DECEMBER 31, 1996
                                    --------------------------------
                                     AVERAGE         FINAL VALUE OF
                                     ANNUAL            A $10,000
                                      RATE        INITIAL INVESTMENT
--------------------------------------------------------------------
Vanguard/Trustees' Equity Fund-
 International Portfolio             +10.5%            $27,095
--------------------------------------------------------------------
Average International Fund           + 9.3%            $24,389
--------------------------------------------------------------------
MSCI-EAFE Index                      + 8.7%            $23,108
--------------------------------------------------------------------

     That said, one factor explains just about all of our +1.2% annual advantage over our peers during the decade: cost. Our expense ratio, currently at 0.50% of assets, is more than one percentage point below the 1.58% ratio of our average competitor. It is both our hope and expectation that our new adviser will succeed in building on that advantage in coming years.

     We acknowledge that the returns shown above may seem like weak tea in comparison with the average annual return of +15.3% provided by the S&P 500 Index over the past decade. Nonetheless, we believe that the case for international investing--improved diversification, moderated volatility, and the prospect of competitive long-term returns--is still valid. Of course, returns from international stocks fluctuate widely from year to year, and future returns may be higher or lower than those shown above.

     In any event, with the revamping of the Portfolio and the associated costs now behind us, we look to the Portfolio's future with optimism.

IN SUMMARY

Dazzling returns from U.S. stocks--the S&P 500 Index provided a cumulative return of nearly +70% in 1995 and 1996--have left international markets, with the MSCI-EAFE Index rising just +19% over the same two-year period, looking tarnished by comparison. But we note that financial market returns have a strong tendency--for better or for worse--to revert toward long-term norms over time. We continue to believe that international equities still are a sound choice as part of a balanced investment program that also includes U.S. stock funds, bond funds, and money market funds.

     "Stay the course" has proven to be wise counsel in the past, and we see no reason why it should not continue to be in the years ahead.


/s/ JOHN C. BOGLE                               /s/ JOHN J. BRENNAN

Chairman of the Board                           President

January 24, 1997

NOTE: The Board of Trustees of Trustees' Equity Fund has approved designating the International Portfolio as Vanguard International Value Portfolio, effective April 30, to better reflect its investment approach. UBS International Investment London will continue to manage the Portfolio with a value approach to selecting stocks.

THE MARKETS IN PERSPECTIVE: YEAR ENDED DECEMBER 31, 1996

[PHOTO]

U.S. EQUITY MARKETS

The stock market in 1996 could not match its astonishing 37.6% return of the previous year--but it made a good run, with the Standard & Poor's 500 Composite Stock Price Index up by 23.0%. When the two years are considered cumulatively, the S&P 500 Index has risen 69.2%. Not surprisingly, many of the factors that drove the market higher in 1995 were still at work: Once again, steady economic growth, low inflation, and solid earnings growth were powerful motivators.

     The market's gains, however, were far from evenly distributed. Investors strongly favored larger companies, such as those that dominate the S&P 500 Index. In fact, even within the Index, it was the largest companies that prevailed: The 50 biggest (which account for roughly half the Index's market value) gained 26.7% in 1996, compared with an increase of 23.0% for the entire Index. Looking at the S&P 500 Index's performance by sector, technology stocks were strongest, closing the year with a 42.5% gain. Financial stocks were a close second, gaining 35.5%. Utilities, plagued early in the year by higher interest rates and a rapidly changing competitive landscape, eked out a meager 1.8% return, the lowest within the Index.

     With the largest companies performing so well, most smaller issues could not keep pace. This was evidenced in the considerable difference between the 23.0% return of the S&P 500 Index and the 16.5% return of the Russell 2000 Index of small stocks. Even for the smaller companies, there was a significant range of performance among sectors. Energy stocks led the Russell 2000 Index with a 62.0% gain for the year. Here, rising prices, limited exposure to the cyclical refining business, and a reduced number of competitors created a favorable environment for the stocks. At the other end of the spectrum were health-care stocks, which showed a loss of -3.3%.

-------------------------------------------------------------------------------
                                                 Average Annualized Returns
                                              Periods Ended December 31, 1996
                                             ----------------------------------
                                             1 Year       3 Years       5 Years
-------------------------------------------------------------------------------
Equity
   S&P 500 Index                              23.0%        19.7%         15.2%
   Russell 2000 Index                         16.5         13.7          15.6
   MSCI-EAFE Index                             6.4          8.6           8.5
-------------------------------------------------------------------------------
Fixed-Income
  Lehman Aggregate Bond Index                  3.6%         6.0%          7.0%
  Lehman 10-Year Municipal
   Bond Index                                  4.5          5.3           7.5
  Salomon 90-Day U.S. Treasury Bills           5.3          5.1           4.4
-------------------------------------------------------------------------------
Other
  Consumer Price Index                         3.3%         2.8%          2.8%
-------------------------------------------------------------------------------

U.S. FIXED-INCOME MARKETS

At year-end, the yield on the 30-year U.S. Treasury bond was 6.64%, noticeably higher than its 5.95% level on December 31, 1995. The change in rates during 1996 reflects increased concern about the prospects for rising inflation, due to indications of greater than expected strength in the economy.

     When the year began, the general expectation was that modest economic growth and benign inflation would continue, giving the Federal Reserve no reason to boost inter-est rates. That complacency was shattered by an exceptionally strong February jobs report, the first of what turned out to be a succession of signs that in fact the economy was growing at a much faster--and potentially inflation-inducing--pace. The bond market reacted swiftly to meet the perceived risk: The 30-year Treasury bond's yield jumped from just below 6.0% at the end of 1995 to 6.7% in late March. The next several months saw a consistent pattern in which bond yields rose on the Friday of the jobs-report release only to fall back by the middle of the month. Hindsight shows that most of the worry was wasted: Inflation, as measured by the Consumer Price Index, remained near an annualized rate of 3.3%. But increasing signs of growth in late November and December reignited inflation concerns and caused bonds to finish the year on a sour note.

     Despite the numerous setbacks suffered by the bond market in 1996, indexes were able to finish the year with positive total returns. Although the specter of the Federal Reserve Board loomed large during the year, in fact the Board acted only once, lowering the federal funds rate by a total of 0.25% in January.

     Corporate bonds, mortgage-backed issues, and municipals were three relatively bright spots in 1996. The strength in earnings that benefited stock prices extended to the corporate bond sector as well. These bonds, especially those of lower credit quality, performed well relative to Treasuries, supported by general confidence in companies' ability to meet payments. The stable-to-rising interest-rate environment throughout most of the year benefited another large segment of the bond market--mortgage-backed securities--as the threat of refinancings receded. Finally, municipal bonds outpaced their U.S. Treasury counterparts. The sector was shielded to a certain extent from the inflation wars of the Treasury market, as demand outstripped supply for much of the year.

INTERNATIONAL EQUITY MARKETS

Investors who assess international markets by the often-cited EAFE benchmark--the Morgan Stanley Capital International-Europe, Australasia, Far East Index, with its 1996 return of 6.4%--could have overlooked a striking regional disparity between the Euro-pean and Pacific markets. Europe's markets gained 21.4% during the year, while their Pacific counterparts posted a decline of -8.2%. Clearly, the outlook and environments that characterized the European and Far East markets were quite different.

     The poor returns in the Pacific region largely reflected ongoing concern about the health of the Japanese economy. Growth in Japan has remained modest at best for several years despite government efforts to stimulate the economy through public works programs and tax incentives. In Europe, the picture was dramatically different, with the region benefiting from a variety of factors. Among the most important were (1) ongoing efforts to lower government deficits consistent with the Maastricht Treaty guidelines, (2) improving economic growth, and (3) a greater commitment by corporate executives to increasing "shareholder value."

REPORT FROM THE ADVISER

[PHOTO]

     The International Portfolio of Vanguard/Trustees' Equity Fund provided a total return of 10.2% during 1996, which compares with 6.4% for the Morgan Stanley Capital International-Europe, Australasia, Far East (MSCI-EAFE) Index and 11.8% for the average international equity mutual fund. The return from April 1, when UBS International Investment London Ltd. took over responsibility for the Portfolio, through December 31 was 6.1%, compared with 3.3% for the MSCI-EAFE Index and 7.0% for the average international equity mutual fund. More details about the Portfolio's performance are presented in the Message To Shareholders, which begins on page 1.

     Upon assuming responsibility for the Portfolio, we made a number of significant changes to its geographic allocation and holdings of individual securities. The vast majority of these changes were completed within the first two weeks of our management and resulted in approximately half the existing holdings being switched into stocks we preferred. The total cost of this reorganization was equivalent to around 1% of the Portfolio's asset value.

     In summary, the major initial changes we made were to: (1) reduce Japanese holdings from 32% of assets to 25%; (2) reduce exposure to markets not in the MSCI-EAFE Index (mainly emerging markets) from 9% to 4%; (3) increase United Kingdom holdings from 8% to 16%; (4) increase Australian stocks from 2% to 7%; and (5) increase exposure to continental Europe, with French holdings in particular rising from 8% to 17%. At the same time, the number of securities in the Portfolio was reduced from 300 to around 160.

     When we reduced the exposure to Japan to 25%, that market's weight in the MSCI-EAFE Index was 40%. (Japan's underperformance versus the rest of the Index is shown in the graph on page 7.) Earlier in 1996, many international investors trying to discern which market would next recover were comparing the level of the Japanese market (then around 21,000 on the Nikkei 225 Average) with its historic peak (near 40,000). Their buying pushed foreigners' ownership of Japanese equities to a historic high. However, one should remember that the records in Japanese stock prices were set in a period of high speculation and are out of line with long-term averages.

     The subsequent declines in the Japanese market have led us to add to the holdings there but the position, remaining at approximately 25% of the Portfolio's assets, is still below the index weight, which has fallen to 35%.

     Our Japanese holdings are balanced between exporters and companies focused on the domestic economy. The exporters are relatively lowly valued companies with strong global franchises; they include Sony and MEI (consumer electronics), Yamaha Motor (motorbikes), and Fuji Photo (film). Among the domestics, which is where our more recent purchases have been targeted, our emphasis has been on market segments that have underperformed, such as heavy industrials, textiles, food, and recently-privatized companies. We do not believe that the banks are free of their bad-debt


INVESTMENT PHILOSOPHY

         The Portfolio reflects a belief that superior long-term investment results can be achieved by investing in a diversified portfolio of international stocks that are generally out of favor or undervalued by fundamental measures such as price/earnings ratio or dividend yield.

crisis, which will be compounded by a falling stock market. Consequently, we have only limited exposure to Japanese financial equities.



              MSCI-JAPAN RELATIVE TO MSCI-EAFE (EXCLUDING JAPAN)

                                    [GRAPH]

     During the reorganization, we significantly increased the Portfolio's exposure to European markets, in particular France, which rose from 8% to 17% versus the Index weighting of 7%. Despite that country's well-known problems, both economic and social, we are finding a number of interesting individual stocks of companies where management action is changing the business prospects. In the industrial sector, these include such well-known names as Pechiney (aluminum and packaging), Elf (oil), and Danone (food).

     In continental Europe, we have taken a larger position than the Index weighting for that area because of the relatively low valuations of stocks there. Our decision is reinforced by the way that managements are embracing the concept of moving shareholder returns up the list of corporate responsibilities. The signs of this process are numerous and include (1) the adoption of U.S. accounting principles, the introduction of stock options, the creation of funded pension plans, and the move in Germany to allow companies to repurchase shares of their stock; (2) the first contested takeover bid in Switzerland and, separately, the very logical merger of Sandoz and Ciba, two large Swiss pharmaceutical/chemical companies; and (3) campaigns against incumbent managements by French small-shareholders acting as a group, which has led to the first large-scale corporate de-merger. But perhaps the most powerful evidence supporting our contention that Europe is changing is that we have seen more forced changes of management at continental companies in the past two years than we had seen in the previous seven. Although some stocks are beginning to respond to this new treatment, it is only the start of a fundamental change. We expect to see the process accelerate over the coming years.

     Outside Europe and Japan, we significantly reduced holdings in many emerging markets and in the Far Eastern "tiger" economies, but raised our exposure to Australia from 2% to 7%, compared with an Index weight of 3%. We believe that the outlook for Australia's resource sector is good, given our expectation of continued economic expansion. In addition, the election of a non-Socialist government should allow corporate Australia to accelerate reorganization of the labor force. This is not reflected in equity valuations, in stark contrast to the Far Eastern tiger economies.

     A general bias within the Portfolio toward cyclical companies reflects our expectation that economies will continue to grow, a fact not yet built into the valuation of many companies that are more sensitive to the economic cycle.

Wilson Phillips, Portfolio Manager
Robin Apps, Portfolio Manager
UBS International Investment London Ltd.

January 13, 1997

PORTFOLIO PROFILE: INTERNATIONAL PORTFOLIO
DECEMBER 31, 1996

This Profile provides a snapshot of the Portfolio's characteristics, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
------------------------------------------------------------
                         INTERNATIONAL             MSCI-EAFE
------------------------------------------------------------
Number of Stocks                   158                 1,098
Turnover Rate                      82%                    --
Expense Ratio                    0.50%                    --
Cash Reserves                     0.5%                    --

 VOLATILITY MEASURES
--------------------------------------------
                INTERNATIONAL      MSCI-EAFE
--------------------------------------------
R-Squared                0.93           1.00
Beta                     0.82           1.00

PORTFOLIO ALLOCATION BY REGION
--------------------------------------------
EMERGING MARKETS                      4%
PACIFIC (MINUS JAPAN)                10%
JAPAN                                25%
EUROPE                               61%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
----------------------------------------------------
Elf Aquitaine SA                                2.9%
British Gas PLC                                 2.9
Total SA B Shares                               2.7
Groupe Danone SA                                2.5
Nestle SA (Registered)                          2.3
BTR PLC                                         2.2
Bayer AG                                        2.1
Yamanouchi Pharmaceuticals Co., Ltd.            2.0
MEPC PLC                                        1.9
Mount Isa Mines Holdings Ltd.                   1.8
----------------------------------------------------
Top Ten                                        23.3%


"Country Diversification (% of Common Stock)" can be found on page 10.

[PHOTO]

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the fluctuations in the overall market (or appropriate market index). The market, or index, has a beta of 1.00, so a portfolio with a beta of
1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

COUNTRY DIVERSIFICATION. The percentage of a global or international portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION BY REGION. This chart shows the distribution, by geographic region, of a portfolio's holdings.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of a portfolio's total net assets in its ten largest investments (the average for stock mutual funds is about 25%). As this percentage rises, a portfolio's returns are likely to be more volatile since they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------------------------------
                                                  DECEMBER 31, 1995                         DECEMBER 31, 1996
                                                ----------------------------------------------------------------------
                                                    INTERNATIONAL                 INTERNATIONAL             MSCI-EAFE
                                                ----------------------------------------------------------------------
Australia....................................            1.8%                         7.4%                     3.0%
Austria......................................            0.2                           --                      0.4
Belgium......................................             --                          0.6                      1.2
Canada.......................................            1.6                           --                       --
Denmark......................................            0.2                          2.0                      0.9
Finland......................................             --                           --                      0.6
France.......................................            8.5                         16.8                      6.9
Germany......................................            5.2                          6.5                      7.3
Greece.......................................            1.4                          0.2                       --
Hong Kong....................................            3.6                           --                      3.8
Indonesia....................................            1.6                          1.2                       --
Ireland......................................            1.1                          0.2                      0.3
Italy........................................            2.7                          1.6                      2.8
Japan........................................           35.8                         25.0                     34.6
Korea........................................             --                          1.0                       --
Malaysia.....................................            1.7                          0.6                      2.6
Mexico.......................................            1.4                           --                       --
Netherlands..................................            5.1                          3.2                      4.6
New Zealand..................................            0.8                          1.0                      0.4
Norway.......................................            0.8                          1.9                      0.5
Philippines..................................            0.9                          0.6                       --
Portugal.....................................            0.9                          0.4                       --
Singapore....................................            1.7                          0.5                      1.3
Spain........................................            7.8                          2.4                      2.1
Sweden.......................................            0.5                          5.7                      2.5
Switzerland..................................            2.2                          4.6                      5.7
Thailand.....................................            2.1                          0.5                       --
Turkey.......................................            1.3                          0.5                       --
United Kingdom...............................            9.1                         15.6                     18.5
-----------------------------------------------------------------------------------------------------------------------
Total                                                  100.0%                       100.0%                   100.0%

PERFORMANCE SUMMARY: INTERNATIONAL PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.


TOTAL INVESTMENT RETURNS: 5/16/83-12/31/96
-----------------------------------------------------
             INTERNATIONAL PORTFOLIO      MSCI-EAFE
FISCAL     CAPITAL    INCOME     TOTAL      TOTAL
YEAR       RETURN     RETURN     RETURN     RETURN
-----------------------------------------------------
1983        4.0%      1.8%        5.8%      11.0%
1984       -4.9       4.1        -0.8        7.9
1985       36.1       4.2        40.3       56.7
1986       46.8       3.9        50.7       69.9
1987       22.1       1.8        23.9       24.9
1988       14.8       4.0        18.8       28.6
1989       22.8       3.2        26.0       10.8
1990      -15.1       2.8       -12.3      -23.2
1991        6.9       3.1        10.0       12.5
1992      -11.0       2.3        -8.7      -11.8
1993       27.0       3.5        30.5       32.9
1994        3.5       1.8         5.3        8.1
1995        7.0       2.6         9.6       11.6
1996        7.5       2.7        10.2        6.4
------------------------------------------------------

See Financial Highlights table on page 17 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: 12/31/86-12/31/96

                                   [GRAPH]

---------------------------------------------------------------------------------------
                                AVERAGE ANNUAL TOTAL RETURNS
                               PERIODS ENDED DECEMBER 31, 1996
                              ----------------------------------       FINAL VALUE OF A
                              1 YEAR      5 YEARS     10 YEARS       $10,000 INVESTMENT
---------------------------------------------------------------------------------------
INTERNATIONAL PORTFOLIO        10.22%      8.67%        10.48%            $27,095
AVERAGE INTERNATIONAL FUND     11.83       9.89          9.32              24,389
MSCI-EAFE INDEX                 6.36       8.48          8.74              23,108
---------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED 12/31/96
------------------------------------------------------------------------------------------------------------------
                                                                                          10 YEARS
                                INCEPTION                                   --------------------------------------
                                  DATE         1 YEAR         5 YEARS       CAPITAL        INCOME          TOTAL
------------------------------------------------------------------------------------------------------------------
International Portfolio          5/16/83        10.22%         8.67%         7.70%          2.78%          10.48%
------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1996

[PHOTO]

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------
                                                                 MARKET
                                                                 VALUE*
INTERNATIONAL PORTFOLIO                     SHARES                (000)
------------------------------------------------------------------------
COMMON STOCKS (99.5%)
------------------------------------------------------------------------
AUSTRALIA (7.3%)
  Australia & New Zealand Bank
   Group Ltd.                            1,357,100         $      8,547
  Burns Philp & Co., Ltd.                2,257,000                4,015
  Coles Myer Ltd.                        1,503,000                6,184
  Foster's Brewing Group Ltd.            2,844,000                5,760
  Goodman Fielder Ltd.                   5,000,000                6,195
  Mount Isa Mines Holdings Ltd.         11,950,083               16,705
  Pacific Dunlop Ltd.                    2,300,000                5,846
  Pasminco Ltd.                          5,572,000                8,763
  Stockland Trust Group Ltd.             2,023,400                5,223
                                                           -------------
                                                                 67,238
                                                           -------------
BELGIUM (0.5%)
  Societe Generale de
   Belgique SA                              64,300                5,040

DENMARK (2.0%)
  BG Bank A/S                               49,200                2,302
  Tele Danmark A/S B Shares                287,100               15,818
                                                           -------------
                                                                 18,120
                                                           -------------
FRANCE (16.7%)
  Alcatel Alsthom SA                        30,535                2,448
  Banque Nationale de Paris SA             113,282                4,375
  Elf Aquitaine SA                         291,700               26,500
  Eridania Beghin-Say SA                    31,900                5,124
  Esso SA                                   10,900                1,115
  Etablissements Economiques du
  Casino Guichard-Perrachon SA             192,000                8,923
  Groupe Danone SA                         162,692               22,626
  Pechiney SA A Shares                     170,000                7,109
  Pernod Ricard SA                         115,000                6,349
  Societe Generale SA                      125,000               13,489
  Thomson-CSF SA                           417,759               13,524
  Total SA B Shares                        309,986               25,163
  Union des Assurances de
   Paris SA                                657,000               16,366
                                                           -------------
                                                                153,111
                                                           -------------
GERMANY (6.4%)
  Bayer AG                                 477,900               19,475
  BHF-Bank AG                              193,400                4,430
  Hoechst AG                               162,800                7,680
# Varta AG                                  15,480                2,772
  Veba AG                                  250,000               14,438
  Volkswagen AG                             25,000               10,382
                                                           -------------
                                                                 59,177
                                                           -------------
GREECE (0.2%)
  Aegek SA                                 267,260                  986
  Aegek SA Pfd.                             63,120                  187
  Alpha Credit Bank SA                       6,090                  387
                                                           -------------
                                                                  1,560
                                                           -------------
INDONESIA (1.2%)
  PT Astra International (Foreign)       1,368,000                3,764
  PT Bank Dagang Nasional
  Indonesia (Foreign)                      775,250                  787
  PT Bank Internasional Indonesia
   (Foreign)                             1,281,384                1,261
  PT Indah Kiat Pulp & Paper
   (Foreign)                               362,180                  264
# PT Indah Kiat Pulp & Paper
   Warrants Exp. 4/13/01                   240,970                   74
  PT Indosat (Foreign)                     262,000                  721

-----------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
                                         SHARES             (000)
-----------------------------------------------------------------
  PT Inti Indorayon Utama (Foreign)     545,000            $  404
  PT Kalbe Farma (Foreign)              706,000               807
  PT Matahari Putra Prima
   (Foreign)                          1,219,500             1,420
  PT Pabrik Kertas Tjiwi Kimia
   (Foreign)                          1,549,155             1,541
  PT Unilever Indonesia (Foreign)         9,900               173

                                                    -------------
                                                           11,216
                                                    -------------
IRELAND (0.2%)
  Greencore Group PLC                   283,200             1,797
                                                    -------------
ITALY (1.6%)
  La Rinascente SPA                     589,000             3,376
  Stet-Societa Finanziaria
    Telefonica SPA                      500,000             1,685
  Telecom Italia SPA                  3,732,000             9,670
                                                    -------------
                                                           14,731
                                                    -------------
JAPAN (25.0%)
# Aoki Corp.                          1,628,000             3,380
  Calsonic Corp.                         81,000               449
  Chudenko Corp`.                        24,000               691
  Chugoku Electric Power Co., Ltd.      184,100             3,585
  Fuji Photo Film Co., Ltd.             290,000             9,544
  Fujisawa Pharmaceutical
    Co., Ltd.                           242,000             2,168
  Hitachi Ltd.                        1,500,000            13,957
  Hokkaido Electric Power Co., Ltd.      68,400             1,344
  House Foods Industry Corp.            350,000             5,639
  Ishikawajima-Harima Heavy
    Industries                        1,179,000             5,231
  Itoham Foods, Inc.                    333,000             2,060
  JGC Corp.                             500,000             3,743
  Japan Tobacco, Inc.                       500             3,382
  Japan Wool Textile Co., Ltd.          207,000             1,705
  Kansai Paint Co., Ltd.                300,000             1,344
  Koito Manufacturing Co., Ltd.         127,000               848
  Kyudenko Corp.                        172,000             1,778
  Kyushu Electric Power Co., Inc.       215,200             4,172
  Marudai Food Co., Ltd.                796,000             4,245
  Matsushita Electric Industrial
    Co., Ltd.                           563,000             9,167
  Mitsubishi Chemical Corp.           1,500,000             4,846
  Mitsubishi Estate Co., Ltd.           850,000             8,715
  Mitsubishi Heavy Industries Ltd.      650,000             5,152
  Mitsubishi Materials Corp.          1,840,000             7,419
  Nihon Cement Co., Ltd.                750,000             3,819
  Nippon Yusen Kabushiki
    Kaisha Co.                        1,939,000             8,754
  Nishimatsu Construction Co.           671,000             5,839
  Nissan Fire & Marine Insurance
    Co., Ltd.                         1,100,000             6,065
  Nisshin Oil Mills Ltd.                297,000             1,868
  Nisshinbo Industries, Inc.          1,080,000             8,393
  Okumura Corp.                         300,000             1,820
  Sakura Finance Ltd.
    .75% Cvt. Pfd.                          175             9,272
  Sekisui House Ltd.                    335,000             3,406
  Sony Corp.                             50,000             3,270
  Sumitomo Forestry Co.                 143,000             1,737
  Sumitomo Marine & Fire
    Insurance Co.                     1,350,000             8,374
  Tokyu Construction Co., Ltd.          595,000             1,768
  Toppan Printing Co., Ltd.             750,000             9,369
  Toray Industries, Inc.              1,566,000             9,647
  West Japan Railway Co.                  2,908             9,395
  Yamaha Motor Co., Ltd.              1,559,000            13,969
  Yamanouchi Pharmaceuticals
    Co., Ltd.                           875,000            17,942
                                                    -------------
                                                          229,271
                                                    -------------
KOREA (1.0%)
  Hyundai Motor Co., Ltd.
    Sponsored GDR                       224,500             1,673
# Hyundai Motor Co., Ltd.
    Sponsored GDR Rfd.                   19,500               145
  Korean Air Co.                         36,150               595
  LG Chemical Ltd.                      200,000             1,928
  Samsung Heavy Industries Co.          101,580             1,051
  Shinhan Bank Co.                      122,314             1,955
  Yukong Ltd.                           100,000             1,892
                                                    -------------
                                                            9,239
                                                    -------------
MALAYSIA (0.6%)
  DCB Holdings Bhd.                     815,000             2,791
  Hong Leong Industries Bhd.            417,200             1,421
  Malaysia International Shipping
    Corp. Bhd. (Foreign)                530,666             1,576
                                                    -------------
                                                            5,788
                                                    -------------
NETHERLANDS (3.2%)
  ABN AMRO Holding NV                   224,000            14,556
  Internationale Nederlanden
    Groep NV                            267,338             9,613
  Koninklijke KNP BT NV                 230,000             5,013
                                                    -------------
                                                           29,182
                                                    -------------
NEW ZEALAND (1.0%)
  Brierley Investments Ltd.           4,866,300             4,504
  Fletcher Challenge Paper Ltd.         454,200               934
  Lion Nathan Ltd.                    1,516,100             3,631
                                                    -------------
                                                            9,069
                                                    -------------
NORWAY (1.9%)
  Den Norske Bank ASA                  586,900              2,243
  Norsk Hydro ASA                      281,000             15,182
                                                    -------------
                                                           17,425
                                                    -------------
PHILIPPINES (0.6%)
  Engineering & Equipment Corp.      8,870,000                587
  JG Summit Holdings Inc.
  Class B                            3,226,000                908
  Metropolitan Bank & Trust Co.         32,596                806
# Philex Mining Corp. Class B        3,807,000                434
  Philippine Long Distance
  Telephone Co.                         43,000              2,362
                                                    -------------
                                                            5,097
                                                    -------------
PORTUGAL (0.4%)
  Sociedade Construcoes Soares
   de Costa SA                          84,500                990
# Sonae Industria-Sociedade
   Gestora de Participacoes
   Sociais SA                           54,700                511
  Sonae Investimentos-Sociedade
   Gestora de Participacoes SA          58,820              1,861
                                                    -------------
                                                            3,362
                                                    -------------

-----------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
INTERNATIONAL PORTFOLIO                  SHARES             (000)
-----------------------------------------------------------------
SINGAPORE (0.5%)
  Dairy Farm International
   Holdings Ltd.                      1,585,740       $     1,276
  Jardine Strategic Holdings Ltd.       651,000             2,357
  Rothmans Industries Ltd.              267,000             1,136
                                                    -------------
                                                            4,769
                                                    -------------
SPAIN (2.4%)
  Argentaria SA                         158,600             7,084
  Aumar-Autopistas del Mare
   Nostrum SA (Registered)              471,800             7,400
  Repsol SA                             200,000             7,657
                                                    -------------
                                                           22,141
                                                    -------------
SWEDEN (5.7%)
  Astra AB A Shares                     328,000            16,189
  Electrolux AB B Shares                218,000            12,643
  Marieberg Tidnings AB A Shares         55,000             1,345
  SKF AB A Shares                       236,000             5,409
  Stora Kopparbergs Berglags
   AB A Shares                        1,206,000            16,603
                                                    -------------
                                                           52,189
                                                    -------------
SWITZERLAND (4.6%)
  Georg Fischer AG (Bearer)               3,630             3,758
  Kuoni Reisen Holding AG
   (Registered)                             935             2,263
  Nestle SA (Registered)                 20,000            21,404
# Novartis AG (Registered)               11,733            13,395
  Sulzer AG (Registered)                  1,875             1,079
                                                    -------------
                                                           41,899
                                                    -------------
THAILAND (0.5%)
  Shinawatra Computer &
   Communications PLC (Foreign)         133,000             1,608
  Shinawatra Computer &
   Communications PLC (Local)           105,000             1,270
  Siam Pulp & Paper PLC (Foreign)       251,100               490
  Thai Plastic & Chemical PLC
   (Foreign)                            187,850               641
# Thai Telephone &
   Telecommunication PLC
   (Foreign)                             93,750                84
  TPI Polene PLC (Foreign)               91,875               170
                                                    -------------
                                                            4,263
                                                    -------------
TURKEY (0.5%)
  Akbank TAS                         14,550,000             1,967
  Altinyildiz Mensucat Ve
   Konfeksiyon Fabrikalari AS         9,965,500             1,348
  Netas-Northern Elektrik
   Telekomunikasyon AS                3,705,850               832
                                                    -------------
                                                            4,147
                                                    -------------
UNITED KINGDOM (15.5%)
  Allied Domecq PLC                   1,914,000            15,002
  Anglian Water PLC                     422,000             4,246
  B.A.T. (British American
   Tobacco) Industries PLC            1,500,000            12,424
  BTR PLC                             4,046,000            19,733
  British Gas PLC                     6,850,000            26,258
  Iceland Group PLC                     282,400               411
  MEPC PLC                            2,391,000            17,758
  Marley PLC                          3,500,000             7,517
  National Grid Group PLC                98,673               329
  Severn Trent PLC                      328,300             3,758
  South West Water PLC                  244,400             2,522
  T & N PLC                           1,728,500             5,147
  United Biscuits Holdings PLC        2,903,000            10,482
  United Utilities PLC                  265,000             2,807
  Whitbread PLC                         805,800            10,852
  Williams Holdings PLC                 531,100             3,127
                                                    -------------
                                                          142,373
                                                    -------------
-----------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $870,136)                                         912,204
-----------------------------------------------------------------

-----------------------------------------------------------------
                                           FACE
                                         AMOUNT
                                          (000)
-----------------------------------------------------------------
TEMPORARY CASH INVESTMENT (1.9%)
-----------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  6.39%, 1/2/97
  (COST $17,705)                        $17,705            17,705
-----------------------------------------------------------------
TOTAL INVESTMENTS (101.4%)
  (COST $887,841)                                         929,909
-----------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.4%)
-----------------------------------------------------------------
Other Assets--Notes C and F                               201,417
Liabilities--Note F                                      (214,772)
                                                    -------------
                                                          (13,355)
-----------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------
Applicable to 33,279,864 outstanding
  shares of beneficial interest
  (unlimited authorization)                              $916,554
                                                    -------------
=================================================================

NET ASSET VALUE PER SHARE                                  $27.54
=================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
GDR--Global Depository Receipt.

-----------------------------------------------------------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------
                                         AMOUNT               PER
                                          (000)             SHARE
-----------------------------------------------------------------
Paid in Capital--Note D                $852,491            $25.62
Overdistributed Net Investment
 Income--Note D                            (135)               --
Accumulated Net Realized
 Gains--Note D                           22,063               .66
Unrealized Appreciation--Note E
 Investment Securities                   42,068              1.26
 Foreign Currencies                          67                --
-----------------------------------------------------------------
NET ASSETS                             $916,554            $27.54
=================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.


----------------------------------------------------------------------------
                                                     INTERNATIONAL PORTFOLIO
                                                YEAR ENDED DECEMBER 31, 1996
                                                                       (000)
----------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                     $ 26,293
    Interest                                                          2,313
                                                                 ----------
        Total Income                                                 28,606
                                                                 ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                     1,464
        Performance Adjustment                                          (94)
    The Vanguard Group--Note C
        Management and Administrative                                 2,371
        Marketing and Distribution                                      196
    Taxes (other than income taxes)                                      82
    Custodian Fees                                                      674
    Auditing Fees                                                         8
    Shareholders' Reports                                                86
    Annual Meeting and Proxy Costs                                       14
    Trustees' Fees and Expenses                                           3
                                                                 ----------
        Total Expenses                                                4,804
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                                23,802
----------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                      182,286
    Foreign Currencies and Forward Currency Contracts                 2,349
----------------------------------------------------------------------------
REALIZED NET GAIN                                                   184,635
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                          (114,284)
    Foreign Currencies and Forward Currency Contracts                  (783)
----------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                   (115,067)
----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 93,370
============================================================================

*Dividends are net of foreign withholding taxes of $3,274,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.


--------------------------------------------------------------------------------------------------------------------------
                                                                                                  INTERNATIONAL PORTFOLIO
                                                                                                  YEAR ENDED DECEMBER 31,
                                                                                                --------------------------
                                                                                                      1996          1995
                                                                                                     (000)         (000)
--------------------------------------------------------------------------------------------------------------------------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS
    Net Investment Income                                                                          $ 23,802    $   23,153
    Realized Net Gain                                                                               184,635        72,176
    Change in Unrealized Appreciation (Depreciation)                                               (115,067)       (3,263)
                                                                                                --------------------------
       Net Increase in Net Assets Resulting from Operations                                          93,370        92,066
                                                                                                --------------------------
 DISTRIBUTIONS
    Net Investment Income                                                                           (23,772)      (24,492)
    Realized Capital Gain                                                                          (162,857)      (74,633)
                                                                                                --------------------------
       Total Distributions                                                                         (186,629)      (99,125)
                                                                                                --------------------------
 CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                          166,785       181,298
    Issued in Lieu of Cash Distributions                                                            176,984        93,901
    Redeemed                                                                                       (322,082)     (333,139)
                                                                                                --------------------------
       Net Increase (Decrease) from Capital Share Transactions                                       21,687       (57,940)
--------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                       (71,572)      (64,999)
--------------------------------------------------------------------------------------------------------------------------
 NET ASSETS
    Beginning of Year                                                                               988,126     1,053,125
                                                                                                --------------------------
    End of Year                                                                                    $916,554    $  988,126
==========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                            5,237         5,672
    Issued in Lieu of Cash Distributions                                                              6,434         3,046
    Redeemed                                                                                        (10,158)      (10,409)
                                                                                                --------------------------
       Net Increase (Decrease) in Shares Outstanding                                                  1,513        (1,691)
==========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.


------------------------------------------------------------------------------------------------------------------------
                                                                                     INTERNATIONAL PORTFOLIO
                                                                                      YEAR ENDED DECEMBER 31,
                                                                        ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                               1996      1995      1994      1993      1992
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                       $31.11    $31.48    $31.04    $24.44    $27.78
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                   .82      .750       .55       .50       .66
    Net Realized and Unrealized Gain (Loss) on Investments                 2.20     2.185      1.08      6.91     (3.05)
                                                                      --------------------------------------------------
        Total from Investment Operations                                   3.02     2.935      1.63      7.41     (2.39)
                                                                      --------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                   (.82)    (.790)     (.56)     (.81)     (.67)
    Distributions from Realized Capital Gains                             (5.77)   (2.515)     (.63)       --      (.28)
                                                                      --------------------------------------------------
        Total Distributions                                               (6.59)   (3.305)    (1.19)     (.81)     (.95)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                             $27.54    $31.11    $31.48    $31.04    $24.44
========================================================================================================================

TOTAL RETURN                                                             10.22%     9.65%     5.25%    30.49%    -8.72%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                                     $917      $988    $1,053      $982      $678
    Ratio of Total Expenses to Average Net Assets                         0.50%     0.47%     0.34%     0.40%     0.42%
    Ratio of Net Investment Income to Average Net Assets                  2.50%     2.29%     1.71%     1.76%     2.48%
    Portfolio Turnover Rate                                                 82%       47%       40%       39%       51%
    Average Commission Rate Paid                                         $.0582       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Trustees' Equity Fund-International Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

   2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

   Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

   3. FORWARD CURRENCY CONTRACTS: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

   Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

   4. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   5. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. See Note D.

   7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a contract that expires March 30, 1998, the Portfolio pays UBS International Investment London Ltd. an investment advisory fee calculated at an annual percentage rate of average net assets. Prior to April 1, 1996, Batterymarch Financial Management served as adviser to the Portfolio. The basic advisory fee paid to Batterymarch was subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International-Europe, Australasia, and Far East Index. For the year ended December 31, 1996, the aggregate advisory fee represented an effective annual basic rate of 0.15% of the Portfolio's average net assets before a decrease of $94,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Trustees. At December 31, 1996, the Portfolio had contributed capital of $84,000 to Vanguard (included in Other Assets), representing 0.4% of Vanguard's capitalization. The Portfolio's trustees and officers are also directors and officers of Vanguard.

D. During the year ended December 31, 1996, the Portfolio purchased
$756,928,000 of investment securities and sold $848,169,000 of investment securities, other than temporary cash investments. Certain of the Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. During the year ended December 31, 1996, the Portfolio realized gains on the sale of passive foreign investment companies of $706,000 which were included in 1996 and prior years' distributable net income for tax purposes; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

   During the year ended December 31, 1996, the Portfolio realized net foreign currency losses of $119,000, which decreased distributable net income for tax purposes; accordingly such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

   During the year ended December 31, 1996, the Portfolio realized $1,860,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged Portfolio shares for securities held by the Portfolio rather than for cash. Because such gains are not taxable to the Portfolio, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

E. At December 31, 1996, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $42,068,000, consisting of unrealized gains of $104,077,000 on securities that had risen in value since their purchase and $62,009,000 in unrealized losses on securities that had fallen in value since their purchase. The Portfolio had net unrealized foreign currency gains of $67,000 resulting from the translation of other assets and liabilities at December 31, 1996.

F. The market value of securities on loan to broker/dealers at December 31, 1996, was $186,017,000, for which the Portfolio held cash collateral of $195,275,000.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Trustees of
Vanguard/Trustees' Equity Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Trustees' Equity Fund-International Portfolio (the "Portfolio") at December 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and, with respect to unsettled securities transactions, the application of alternative auditing procedures, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 31, 1997




SPECIAL 1996 TAX INFORMATION (UNAUDITED)
VANGUARD/TRUSTEES' EQUITY FUND-INTERNATIONAL PORTFOLIO

This information for the fiscal year ended December 31, 1996, is included pursuant to provisions of the Internal Revenue Code.

     The Portfolio designates $158,676,000 as capital gain dividends (from net long-term capital gains), of which $147,297,000 was distributed to shareholders in December 1996 and $11,379,000 will be distributed in March 1997.

     The Portfolio has elected to pass through the credit for taxes paid in foreign countries. Shareholders receive detailed information on foreign income and foreign tax per share by country along with their 1996 Form 1099-DIV.




All comparative mutual fund data are from Lipper Analytical Services, Inc. or Morningstar unless otherwise noted.

TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman of the Board and Director of The Vanguard Group, Inc.
     and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President, Chief Executive Officer, and Director of The
     Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman Emeritus and Director of Rhone-Poulenc Rorer
     Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea
     Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BRUCE K. MACLAURY, President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton
    University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New
    England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of
    NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature
    Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice
    Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The
    Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Principal of The Vanguard Group, Inc.;
    Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

ROBERT A. DISTEFANO, Senior Vice President, Information Technology.

JAMES H. GATELY, Senior Vice President, Individual Investor Group.

IAN A. MACKINNON, Senior Vice President, Fixed Income Group.

F. WILLIAM MCNABB III, Senior Vice President, Institutional.

RALPH K. PACKARD, Senior Vice President and Chief Financial Officer.

[VANGUARD GROUP LOGO]

Please send your comments to us at:
Post Office Box 2600, Valley Forge, Pennsylvania 19482

Fund Information: 1-800-662-7447

Individual Account Services: 1-800-662-2739

Institutional Investor Services: 1-800-523-1036

VGOnline@aol.com  http://www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Prospectuses may be obtained directly from The Vanguard Group.

(C) 1996 Vanguard Marketing Corporation, Distributor

THE VANGUARD FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Quantitative Portfolios
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard/Trustees' Equity-International
    Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds
    (CA, FL, NJ, NY, OH, PA)

Q460-12/96


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